                                                                   EXHIBIT 99(i)

                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Thousands, Except Per Share Amounts)             JUNE 30,
ASSETS                                                         1995
- ---------------------------------------------------------  ------------

 CASH AND CASH EQUIVALENTS...............................  $  3,327,658
                                                           ------------

 CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS...............     6,158,072
                                                           ------------

 MARKETABLE INVESTMENT SECURITIES........................     2,486,560
                                                           ------------

 TRADING ASSETS, AT FAIR VALUE
 Corporate debt and preferred stock......................    15,008,898
 Contractual agreements..................................    13,257,433
 U.S. Government and agencies............................     5,822,573
 Non-U.S. governments and agencies.......................    10,270,239
 Equities and convertible debentures.....................     5,639,587
 Mortgages and mortgage-backed...........................     4,536,167
 Municipals..............................................     1,129,075
 Money markets...........................................     1,101,246
                                                           ------------
 Total...................................................    56,765,218
                                                           ------------

 RESALE AGREEMENTS.......................................    45,301,994
                                                           ------------

 SECURITIES BORROWED.....................................    21,752,624
                                                           ------------

 RECEIVABLES
 Customers (net of allowance for doubtful accounts of
  $47,922)...............................................    13,420,179
 Brokers and dealers.....................................     9,745,775
 Interest and other......................................     4,445,044
                                                           ------------
 Total...................................................    27,610,998
                                                           ------------

 INVESTMENTS OF INSURANCE SUBSIDIARIES...................     5,780,049

 LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
  LOAN LOSSES OF $173,694)...............................     1,868,958

 OTHER INVESTMENTS.......................................       966,627

 PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
  (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
  OF $2,031,859).........................................     1,575,984

 OTHER ASSETS............................................     1,257,791
                                                           ------------

 TOTAL ASSETS............................................  $174,852,533
                                                           ============


                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Thousands, Except Per Share Amounts)         JUNE 30,
LIABILITIES AND STOCKHOLDERS' EQUITY                       1995
- -----------------------------------------------------  -------------

 LIABILITIES

 REPURCHASE AGREEMENTS...............................  $ 52,491,110
                                                       ------------

 COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS....    29,397,404
                                                       ------------
 TRADING LIABILITIES, AT FAIR VALUE
 U.S. Government and agencies........................     8,902,382
 Contractual agreements..............................    12,718,056
 Non-U.S. governments and agencies...................     7,820,197
 Equities and convertible debentures.................     4,310,127
 Corporate debt and preferred stock..................     2,168,189
 Municipals..........................................       147,475
                                                       ------------
 Total...............................................    36,066,426
                                                       ------------

 CUSTOMERS...........................................    11,521,207

 INSURANCE...........................................     5,571,440

 BROKERS AND DEALERS.................................     9,418,677

 OTHER LIABILITIES AND ACCRUED INTEREST..............     8,799,437

 LONG-TERM BORROWINGS................................    15,703,594
                                                       ------------

 TOTAL LIABILITIES...................................   168,969,295
                                                       ------------

 STOCKHOLDERS' EQUITY
 PREFERRED STOCKHOLDERS' EQUITY......................       618,800
                                                       ------------

 COMMON STOCKHOLDERS' EQUITY
 Common stock, par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued: 236,330,162 shares........................       315,105
 Paid-in capital.....................................     1,218,576
 Foreign currency translation adjustment.............        17,680
 Net unrealized losses on investment securities
   available-for-sale (net of applicable income tax
   benefit of $6,695)................................       (11,928)
 Retained earnings...................................     6,003,846
                                                       ------------
   Subtotal..........................................     7,543,279

 Less:
   Treasury stock, at cost: 56,061,348 shares........     1,968,076
   Unallocated ESOP reversion shares, at cost:
     4,809,014 shares................................        75,782
   Employee stock transactions.......................       234,983
                                                       ------------

 TOTAL COMMON STOCKHOLDERS' EQUITY...................     5,264,438
                                                       ------------

 TOTAL STOCKHOLDERS' EQUITY..........................     5,883,238
                                                       ------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........  $174,852,533
                                                       ============
